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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

            WEBMETHODS AND EDS FORM ALLIANCE TO PROVIDE SOLUTION FOR
               ACCELERATED SUPPLIER INTEGRATION WITH THE ARIBA B2B
                               COMMERCE PLATFORM

         Joint Solution Accelerates and Simplifies Supplier Integration

FAIRFAX, VA. AND MOUNTAIN VIEW, CALIF.--SEPTEMBER 14, 2000--webMethods, Inc. (Nasdaq:WEBM), the leading provider of business-to-business integration (B2Bi) solutions, global solutions consulting leader EDS (NYSE:EDS) and Ariba, Inc. (Nasdaq:ARBA), the leading business-to-business (B2B) eCommerce platform and network services provider, today introduced "webMethods Ariba Supplier Solution" a software and services solution designed to accelerate and simplify supplier integration with Ariba(R) Commerce Services Network (Ariba CSN).

As Ariba's preferred provider of B2Bi solutions for supplier integration, webMethods has teamed with EDS to provide large suppliers managing sophisticated e-Commerce sites with fixed scope, fixed price packages that offer the required technology, services and consulting components for supplier enablement. "webMethods Ariba Supplier Solution" allows suppliers to rapidly and seamlessly integrate their back-end systems with Ariba CSN for all order transactions, including purchase orders, order confirmations, order status requests and responses, thereby increasing transaction liquidity and reducing working capital.

Ariba currently has more than 30,000 suppliers using Ariba CSN to conduct business electronically with buyers all over the world. Ariba CSN is Ariba's network infrastructure for delivering commerce services to companies in the B2B ecosystem. These open services extend and redefine interaction and collaboration between B2B trading partners globally and include directory and registration services, transaction management, catalog services, content delivery and discovery services, financial services, sourcing services, and logistics and supply chain management.

"Together, webMethods and EDS offer a comprehensive and cost efficient supplier integration solution that furthers Ariba's commitment to provide a complete set of solutions enabling suppliers to rapidly connect with buyers and marketplaces worldwide using Ariba CSN," said Cindy Elkins, senior director, global supplier and content solutions, Ariba. "With Ariba B2B eCommerce solutions and integration solutions from companies like webMethods, there are no significant barriers to entry for suppliers looking for new global trading partners."


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EXPANDED WEBMETHODS AND EDS PARTNERSHIP

The new offering builds on an existing partnership between webMethods and EDS. To date, EDS and webMethods have collaborated on projects at Dell, Grainger, Best Buy, SupplyForce, PSDI, GE Power Systems and Installation Inc. Through this agreement, they will expand this relationship by leveraging best practices from prior customer implementations, as well as their expertise with Ariba technology, to provide a comprehensive technology- and services-driven solution for integrating suppliers with the Ariba B2B Commerce Platform.

Under the terms of this multi-year agreement EDS will be webMethods' preferred systems integration and consulting partner for Ariba supplier implementations and will resell the webMethods B2Bi Solution Suite.

"One of the key factors to the success of the B2B economy is the rapid integration of suppliers into leading B2B platforms like Ariba CSN," said Phillip Merrick, president and CEO of webMethods, Inc. "This partnership between webMethods and EDS combines best-in-class technology with industry-leading consulting and services expertise to enable suppliers to easily become part of Ariba's growing ecosystem of buyers, suppliers and marketplaces. As B2B e-Commerce proliferates, webMethods is at the forefront of B2Bi--providing the necessary technology and expertise to connect buyers, suppliers and partners in powerful trading networks."

"Companies who wait to deploy integrated B2B initiatives are going to miss a tremendous opportunity to cut costs and capture new business," said Robb Rasmussen, executive director, Digital Value Chain practice for EDS, webMethods' preferred systems integrator and a long term integrator of Ariba solutions. "By bundling webMethods B2Bi technology with the skills and experience of EDS' 1000-person plus digital marketplace consulting practice, we are offering a 'one-stop-shopping' solution to suppliers who want to quickly and easily connect with the Ariba Commerce Services Network."


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WEBMETHODS ARIBA SUPPLIER SOLUTION

The solution combines best-in-class B2Bi technology from webMethods with EDS as the preferred services provider. Together, these companies offer a rapid and comprehensive integration path for suppliers with sophisticated eCommerce infrastructures. Components of the solution include:

        -       webMethods B2B for Partners (software)
        -       webMethods Ariba Supplier OnRamp (marketplace connector)
        - Single webMethods B2B back-end adapter for leading ERP systems (including SAP, Oracle, Baan, JD Edwards and PeopleSoft)
        -       Operational support for legacy EDI
        - EDS consulting and services expertise to achieve basic integration.

For more information about the solution, contact Aribaonramp@webmethods.com

ABOUT WEBMETHODS, INC.

webMethods, Inc. (Nasdaq: WEBM) is the leading provider of software solutions for business-to-business integration (B2Bi). As the only company providing seamless B2Bi across the Internet and throughout the extended enterprise, webMethods provides Global 2000 companies and B2B marketplaces with a complete, end-to-end solution for integrating customers, suppliers and partners into real-time B2B trading networks, while also increasing internal operational efficiencies. The webMethods product family allows companies to create new revenue opportunities, strengthen relationships with customers, substantially reduce supply chain inefficiencies and streamline internal business processes.

Founded in 1996, webMethods is based in Fairfax, Va., with offices across the U.S., Europe and Asia. With an emphasis on key vertical markets such as chemicals, financial services, high-tech manufacturing and telecommunications, webMethods has more than 425 customers worldwide--from Global 2000 leaders such as Citibank, Dell, Eastman Chemical Company, Fidelity Investments, Grainger, Motorola and Starbucks to major B2B marketplaces like ChemConnect, e-STEEL and Ventro. webMethods' strategic partners include Ariba, Commerce One, Deloitte Consulting, EDS, i2 Technologies, J.D. Edwards, KPMG, Microsoft, Oracle Corp., SAP AG and Siebel. More information about the company can be found at www.webMethods.com.


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ABOUT EDS

EDS is a recognized global leader in providing E-business and information technology services to 9,000 business and government clients in about 50 countries around the world. Having founded the IT services industry more than 35 years ago, EDS delivers high value management consulting, electronic business solutions, business process management, and systems and technology expertise to help clients simplify complexity and achieve superior value in the digital economy. The company brings deep industry practice knowledge to solve challenges in a wide variety of industries, including communications, energy and chemicals, financial services, government, healthcare, products and retailing, and travel and transportation. EDS reported revenues of $18.5 billion in 1999. The company's stock is traded on the New York Stock Exchange (NYSE:EDS) and the London Stock Exchange.

ABOUT ARIBA

Ariba, Inc. is the leading business-to-business (B2B) eCommerce platform, provider. Through the Ariba B2B Commerce Platform -- an open, end-to-end infrastructure of interoperable software solutions and hosted Web-based commerce services -- the company enables efficient online trade, integration and collaboration between B2B marketplaces, buyers, suppliers and commerce service providers. The global reach and best-of-breed functionality of the Ariba B2B Commerce Platform creates Internet-driven economies of scale and process efficiencies for leading companies around the world. Ariba can be contacted in the U.S. at +1.650.930.6200 or at www.ariba.com.

                                       ###

Ariba and the Ariba logo are registered trademarks of Ariba, Inc. in the United States and in other countries. Ariba B2B Commerce Platform and Ariba Commerce Services Network are trademarks of Ariba Inc. webMethods and webMethods B2B are trademarks of webMethods, Inc. All other trademarks are property of their respective owners.


SAFE HARBOR STATEMENT:

Information in this release may involve expectations, beliefs, plans, intentions or strategies regarding the future. These forward-looking statements involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to Ariba as of the date of the release, and we assume no obligation to update any such forward-looking statement. The statements in this release are not guarantees of future performance and actual results could differ materially from our current expectations. Numerous factors could cause or contribute to such differences. Some of the factors and risks associated with Ariba's business are discussed in its registration statement on Form S-1 declared effective by the Securities and Exchange Commission ("SEC") on June 22, 1999, and in the other reports filed by it from time to time with the SEC.

This press release contains various remarks about the future expectations, plans and prospects of webMethods that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The actual results of webMethods may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Risk Factors section of webMethods' recent Registration Statement on Form S-4 and the company's annual report on form 10-K for the year ended March 31, 2000, which is on file with the Securities and Exchange Commission.